SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2013

SCHLUMBERGER N.V. (SCHLUMBERGER LIMITED)

(Exact name of registrant as specified in its charter)

Curaçao	1-4601	52-0684746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42, rue Saint-Dominique, Paris, France 75007

5599 San Felipe, 17th Floor, Houston, Texas 77056

Parkstraat 83, The Hague, The Netherlands 2514 JG

(Addresses of principal executive offices and zip or postal codes)

Registrant’s telephone number in the United States, including area code: (713) 375-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 16, 2013, Schlumberger Limited (the “Company”) entered into a new indemnification agreement in substantially the form attached as Exhibit 10 to this Current Report on Form 8-K (the “New Indemnification Agreement”) with each current member of the Company’s board of directors (the “Board”). Each new indemnification agreement with a current director replaces and supersedes the prior indemnification agreement between the Company and such director, if such director was a party to a prior indemnification agreement with the Company. The New Indemnification Agreement is intended for use by the Company for indemnification agreements entered into by the Company with directors on or after October 16, 2013.

Under the New Indemnification Agreement, the Company agrees to indemnify each director against any and all expenses to the fullest extent permitted by the law and the Company’s Articles of Incorporation if the director was, is, becomes or is threatened to be made a party to or witness or other participant in a claim by reason of (or arising in part out of) the director’s service as a director, officer, partner, employee, trustee, agent or fiduciary of Schlumberger or any of its subsidiaries or the director’s service at the request of Schlumberger in any such capacity with any other enterprise. The New Indemnification Agreement also provides for, among other things, the advancement of expenses relating to the indemnification obligations and the maintenance of directors’ liability insurance covering the director, subject to reimbursement in the event the individual is not entitled to indemnification under applicable law and the Company’s Articles of Incorporation.

The foregoing summary of the Company’s New Indemnification Agreement is qualified in its entirety by reference to, and should be read in conjunction with, the complete text of the Company’s New Indemnification Agreement, which is filed as Exhibit 10 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Item 1.02 Termination of a Material Definitive Agreement.

As described in Item 1.01 of this Current Report on Form 8-K, on October 16, 2013, the Company entered into a new indemnification agreement with each current member of the Board. Each such new indemnification agreement terminates and amends and restates any prior indemnification agreement between the Company and any current director.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith:

10     Form of Indemnification Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHLUMBERGER N.V.
(SCHLUMBERGER LIMITED)

By:	/s/ Howard Guild
Howard Guild
Chief Accounting Officer

Date: October 21, 2013

3